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                           SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2000

                              MORROW SNOWBOARDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OREGON                        0-27002                  93-1011046
(STATE OR OTHER JURISDICTION OF         (COMMISSION              (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)      IDENTIFICATION NUMBER)

                                   2600 PRINGLE ROAD, S.E.
                                        SALEM, OR 97302
                         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                        (503) 375-9300
                    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 31, 2000, the Company pursuant to a Securities Purchase Agreement exchanged 2,680,000 shares of its Common Stock (no par value) ("Common Stock") for all the outstanding securities and rights to acquire securities of International DisplayWorks, Inc. ("IDW"), a Delaware corporation with offices and headquarters at 599 Menlo Drive, Suite 200, Rocklin, California 95765; telephone: 916-415-0864. See Item 5 below. Following such share exchange, IDW became a wholly owned subsidiary of the Company. Additionally, the Company has loaned funds to IDW to finance the acquisition of MULCD and VKSTD, as outlined below, and expects to advance additional amounts to IDW to provide financing for working capital and expected future capital expenditures.

IDW has a wholly owned subsidiary, International DisplayWorks Hong Kong ("IDW HK") organized under the laws of Hong Kong, People's Republic of China ("PRC"). On January 31, 2000, IDW HK pursuant to a Sale and Purchase Agreement ("Purchase Agreement") acquired from Vikay Industrial, Ltd. ("Vikay"), in a Judicial Management Proceeding in Singapore (a form of bankruptcy proceeding), all of the outstanding voting stock and rights to acquire stock and other equity interests in (i) MULCD Microelectronics
Company Ltd. ("MULCD") and (ii) VIKAY Shenzhen Technology Development
Company, Ltd. ("VKSTD"), two companies organized under PRC law (collectively, the "PRC Companies"). The Singapore Judicial Management Proceeding resulted from the bankruptcy of Vikay. Vikay was a publicly listed company on the SESDAQ Exchange in Singapore, with its trading privileges suspended when it went under judicial management on December 6, 1997. The total net adjusted purchase price for the equity interests was $8,816,468 (US$) with $4,271,729 paid at closing and notes for $4,544,739, bearing interest at the rate of 6% per annum, given for the balance of the purchase price, with such notes being due and payable in the amount of $3,584,347 plus accrued interest on April
30, 2000 and the balance of $960,392 plus accrued interest on May 31, 2000, such numbers based on the January 27, 2000 conversion rate of the Singapore dollar into the US Dollar of 1.6855 to 1. The initial payment for the PRC Companies was funded through loans from the Company. The April 30, 2000 payment is expected to be financed from collection of certain existing accounts receivable of the PRC Companies. The May 31, 2000 payment, plus any portion of the April 30, 2000 payment not covered by accounts receivable collections, is expected to be paid from existing cash and accounts receivable of the Company. If necessary, the Company could raise additional capital through a private placement or other financing of the Company. Such financing, if necessary, could result in dilution in the percentage ownership of existing shareholders due to the issuance of additional securities and, depending upon the sales price of the securities in such financing could result in a dilution in the book value of the Common Stock. Besides the Purchase Agreement, IDW HK has entered into a Charge Agreement which pledges all of IDW HK's Common Stock to secure the payment of the balance of the purchase price for the PRC Companies. While the Company presently expects to be fully able to make those payments as described above, if the payments are not made, the security interest in the IDW HK stock could be foreclosed upon on short notice and IDW's investment through IDW HK in the PRC Companies lost.

The PRC Companies are located in Heng Gang, Shenzhen, China. The PRC Companies are involved in the manufacture of liquid crystal displays (LCDs), turnkey assemblies, front panel display systems, subassemblies and products incorporating LCDs for use in telecommunications and other electronics equipment, including cellular telephones. The world market for segmented and character LCDs is reported to be $1.3 billion, of which $225 million is

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in North America.  The PRC Companies employ approximately 1,200 people in a
270,000 sq.ft. manufacturing facility.

Following the acquisition, IDW plans to design, market and produce LCDs and products incorporating LCDs, principally in Asia, the United States and Europe, with manufacture of such products to be at the facilities of the PRC Companies, and focus on high-volume OEM customers who are leaders in their fields. LCDs are used in display modules for end products of OEM manufacturers, including cellular and other communication devices and office equipment, such as calculators. The majority of the IDW business is in small alphanumeric displays and modules. By increasing market penetration with a campaign of marketing and advertising, IDW expects to expand this business at a 25% or higher rate over the next five years. IDW competes primarily with Asian companies and one U.S. company that specializes in cell phone module sales.

Prior to their acquisition by IDW, the PRC Companies were generating sales and contributing profits to their parent, but were not growing or experiencing the utilization rates for the manufacturing facilities that would occur with more focused attention on the PRC Companies. Through onsite management and the establishment of additional sales effort in the United States and Europe, IDW expects to expand revenue and profits from the PRC Companies. IDW also expects to increase the assembly business, increase product development incorporating recent advances in technology and aim for higher end products with higher profit margins.

LCDs are manufactured by MULCD in a fully automated sheet-processing factory supported by backend processing and testing operators. IDW's future capital expansion plans include additional automation and the polarizing and testing of LCDs. VKSTD is a complete assembly operation with SMT (surface mount technology), chip-on-board, chip-on-glass, tab and flexible film capabilities. The manufacturing facilities for the PRC Companies consist of three buildings totaling approximately 270,000 sq.ft. with its own electric power generating plant, situated on four acres in Heng Gang Industrial Estate, located 30 minutes from the city of Shenzhen and about one hour from Hong Kong. As the business has been operating below full capacity, there is additional production floor space available to support growth before the construction of additional facilities is required. There is sufficient land to accommodate future expansion and growth of the business at this location.

IDW will be dependent upon key personnel and leadership to implement its business plans for the LCD industry. IDW's CEO, Anthony Genovese, age 57, has been involved in the LCD industry for 30 years, with experience in research and development, process and product development, marketing, sales and management. Mr. Genovese has been CEO of Vikay since October, 1997, and continued as CEO when the Judicial Managers appointed him to manage Vikay through the restructuring. Prior to becoming CEO of Vikay, he was CEO of Vikay America Inc., a key subsidiary of Vikay, since 1989.

The following is a brief summary of certain material items of interest regarding IDW and the PRC Companies. The Company intends to file a more detailed Form 8-K within the next 15 days, providing more detailed information regarding IDW and its subsidiaries and to file detailed financial information regarding IDW and its subsidiaries within the next 60 days.

The acquisition and operation of IDW and its subsidiaries is subject to significant risks. Those risks include, without limitation, the dependence on key personnel, including in particular, Anthony Genovese, IDW's President and CEO; the retention of experienced personnel in key functions; the ability to shift manufacturing to higher-end products, such as STN displays, and

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color displays, and obtain volume orders for such products; constant improvement and upgrading of research; engineering design capabilities to remain in the forefront of developments in the industry; retention of key customers; raising of additional financing to expand growth and upgrade technology and equipment; the error-free operation of software and other technology due to the "year 2000 problem"; the maintenance of lower personnel costs, principally due to lower wages and greater flexibility in the utilization of personnel; recovery from the impact of prolonged Judicial Management, including loss of business, reduction of business and reestablishment of credit and material supply sources; continuing ongoing compliance with environmental regulations applicable to the Company, as the operations generate certain byproducts that are viewed as hazardous waste; compliance with numerous, federal, foreign, provincial, state and local government regulations, including wage and hours requirements, worker safety, citizenship requirements, work permits, travel restrictions and other issues; operations in the PRC where there is still significant political, economic, legal and other uncertainties; the continuation of economic reform in the PRC in a manner that supports IDW's operations; dealing with the difficulties inherent in offshore manufacturing; the impact of tariffs and duties, including the annual renewal of the most favored nation (MFN) status by the United States for electronics produced in the PRC; product tariffs and duties; currency exchange rate fluctuations; the availability of raw materials for manufacture at the times and in the quantities needed; dealing with downswings in the electronics industry which is cyclical by nature; the ability to finance growth and develop higher margin products; intense competition, including from companies such as Samsung, Hyundai, Varitronix (VL Electronics), Wintek, Tien MA, Nanya and Handok (Hantronix), Seiko-Epson, Sharp, Sanyo, Citizen and Hitachi; operating in an industry involving constant price erosion, technological change and foreign and other competition; maintaining competitive prices, current designs, and dealing with product innovation and change; among other changes.

Besides the general risk factors noted above, there are several specific risks that should be noted:

     1. PAYMENT FOR BALANCE OF PURCHASE PRICE FOR THE PRC COMPANIES. As noted, IDW HK must pay the balance of the purchase price of $4,544,739, plus accrued interest, in installments on April 30, 2000 and May 31, 2000. IDW HK's outstanding Common Stock has been pledged to secure payment of those amounts. As noted, IDW HK expects to pay the $3,584,347 million, plus accrued interest, owing on April 30, 2000, through the collection of existing accounts receivable in the amount of approximately $3.5 million. The May 31, 2000 payment of $960,392, plus accrued interest will be paid from existing cash and expected accounts receivable collections of the Company. The Company has or expects to have $2.5 million available to fund the balance of the purchase price and to provide needed working capital and planned capital expenditures or meet its other working capital and debt obligations outlined in the next paragraph. If IDW HK was unable to pay the total of $4,544,739 in installment payments, the Company could face a total risk of loss of its investment in IDW and the underlying PRC Companies.

     2. THE COMPANY'S CAPITAL RESOURCES AND LIQUIDITY. The Company currently has no operating businesses that generate income that will provide working capital, other than prospective future income from the PRC Companies. The Company has approximately $2.8 million of debt, partially secured by its real property, due in June 2000. Additionally, the Company expects to have additional liabilities through that period of approximately $200,000.
Besides needing to pay the balance of the purchase price for the PRC Companies, the Company will need to refinance its existing debt to creditors or raise additional financing to cover such debt through the issuance of additional Common Stock and/or sale of its Salem,

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Oregon facility.  While the Company believes it will be able to raise such additional funding, there is no assurance such additional financing will be raised or that a property sale or refinancing could be completed. In such event, the Company could face a loss of its investment in the PRC Companies and possible action by its domestic creditors. The Company also has or expects to have cash and accounts receivable totaling approximately $2.5 million available to meet those various obligations, and that the sale of its real estate property could eliminate the need to raise additional capital in the short term. The Company expects to need to provide additional funds to IDW to finance long term growth opportunities, however, such amounts have not yet been determined.

The ability to raise additional financing is also affected by the trading and recent volatility in the Company's Common Stock prices in the over-the-counter market.

     3. SIGNIFICANT CUSTOMERS. The PRC Company's largest customers are Qualcomm, Lucent, General Electric, Kenmore and Ademco, none of which over the past twelve months have accounted for more than 15% of the PRC Companies' business. No other customer accounts for more than 5% of the business. The loss of one or more of these customers could adversely impact operations and the value of the investment in IDW.

     4. FUTURE POTENTIAL DEPRESSIVE EFFECT IN STOCK PRICES FROM RECENTLY ISSUED SECURITIES. As noted herein, the Company has issued an additional 8,480,000 shares. All of those shares are restricted under federal and state securities laws and may only be resold pursuant to exemptions or under Rule 144 in the future. Under Rule 144, each of the holders of those securities, after holding them one year, may sell in any given calendar quarter thereafter, the greater of (i) 1% of the outstanding Common Stock, approximately 176,000 shares per quarter based on the Company's currently, or
(ii) the average weekly trading volume for the Common Stock for the prior four full calendar weeks. Under Rule 144, a significant amount of stock could be sold in any calendar quarter after January 31, 2000, with a potential depressive effect on the Company's stock prices.

     5. ACQUISITION OF PRC PROPERTY. The PRC Companies have not yet received all the land use transfers necessary for their 50-year lease in the land in which the industrial facilities are located, together with ownership of the improvements constructed thereon. Based on advice from PRC counsel, IDW HK believes that such transfers have received all necessary PRC governmental approvals, all transfer fees have been paid and the issuance of such permits and this point is merely administrative in nature. Such formal land transfers are expected within the next two to three months. If such land transfers were not received for some unexpected reason, the PRC Companies' operations may be impacted, although the exact impact cannot presently be determined.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ material from the forward-looking statements. The Company wishes to caution readers of the important factors, among others, that in some cases have affected, and in the future could affect the Company's actual results and could cause actual consolidated results for fiscal year 2000, and beyond, to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. These factors include without limitation, the Company's ability to obtain capital and other financing in the amounts and the times needed, initiatives by

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competitors, price pressures, changes in the political climate for business in the PRC, and the loss of one or more of IDW's significant customers, and the risk factors listed from time to time in the Company's SEC reports, including but not limited to the report on Form 10K for the year ended December 26, 1998.

ITEM 5.  OTHER EVENTS.

The Company, in a private placement closed on January 31, 2000, sold 5,800,000 shares of Common Stock at $.75 per share. Shares were sold to "accredited" investors only in reliance on the exemptions under Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, promulgated by the SEC under federal securities laws and comparable exemptions for sales to "accredited" investors under state securities laws. The Board set the offering price based on then market prices and other factors.

The Company engaged Capitol Bay Securities, Inc. ("CBS") as the placement agent for the offering. As placement agent, CBS will receive sales commissions of $435,000, 10% of the proceeds raised, and will receive warrants to acquire 580,000 of the Company's Common Stock at an exercise price of $.75 per share. CBS is a wholly-owned subsidiary of Capitol Bay Group, Inc. ("CBG") and CBG is wholly owned by Stephen Kircher, a director of the Company. Mr. Kircher's and CBS's beneficial ownership of the Company's securities, was outlined in a Current Report on Form 8-k for December 30, 1999, as filed with the Securities and Exchange Commission on January 11, 2000.

                              SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on February 1, 2000.

                                        MORROW SNOWBOARDS, INC.


                                        By: /s/ P. Blair Mullin
                                           -------------------------------------
                                           P. Blair Mullin
                                           PRESIDENT AND CHIEF FINANCIAL OFFICER
                                           (PRINCIPAL EXECUTIVE, FINANCIAL AND
                                           ACCOUNTING OFFICER


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